RETIREMENT RESERVES
SUPPLEMENT TO THE PROSPECTUS
APRIL 30, 2002

Effective January 1, 2003, the Optional Death Benefit will no longer be available to new contracts. Outstanding contracts with this feature will not be affected. Accordingly, all references to the Optional Death Benefit in the prospectus should be disregarded.

EVA7-03-01 January 1, 2003
1.761188.102